Exhibit 32.2

MY SCREEN MOBILE, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of My Screen Mobile, Inc. (the "Company") on Form 10-Q for the three months ended June 30, 2008 (the "Report"), I, Bruce MacInnis , Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce MacInnis

Bruce MacInnis
Chief Financial Officer

December 14, 2009